Exhibit 99.2

FGL Holdings (“F&G”; NYSE: FG)
Financial Supplement
March 31, 2020
(Year Ended December 31)

The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K.

Non-GAAP Financial Measures

This document contains certain non-GAAP financial measures commonly used in our industry that, together with the relevant GAAP measures, may enhance a user’s ability to analyze the Company's operating performance and capital position for the periods presented. These measures should be considered supplementary to our results in accordance with GAAP and should not be viewed as a substitute for the GAAP measures and are not intended to replace GAAP financial results. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner.

FGL HOLDINGS
Financial Supplement - March 31, 2020
(All periods are unaudited)

FGL HOLDINGS
Financial Supplement - March 31, 2020
(All periods are unaudited)

FGL HOLDINGS
Consolidated Financial Highlights

	Three months ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Selected Income Statement Data:
Net income (loss)	$(338)	$225	$65	$46	$171
Net income (loss) available to common shareholders	(346)	217	58	38	163
AOI available to common shareholders (1)	33	94	79	65	82

Earnings Per Share
Diluted net income (loss) available to common shareholders	(1.62)	1.02	0.26	0.17	0.74
Diluted AOI available to common shareholders (1)	0.15	0.44	0.36	0.30	0.37
Diluted weighted-average shares outstanding (in millions)	213.16	213.56	216.54	217.26	219.68

Select Metrics:
Return on average common shareholders' equity (1)	(118.7)%	39.0%	11.6%	9.6%	71.6%
Adjusted Operating return on common shareholders' equity, excluding AOCI (1)	8.1%	21.8%	19.7%	16.6%	22.1%
Common shares outstanding (in millions)	213.32	213.16	215.04	217.19	217.33
GAAP Book value per common share	0.12	10.81	9.97	8.46	6.15
GAAP Book value per common share, excluding AOCI (1)	6.82	8.56	7.56	7.31	7.15
Statutory Book value per share (1)	8.16	9.12	8.99	8.63	8.56
Statutory Book value per share, excluding IMR and AVR (1)	11.58	12.51	11.81	11.33	11.28
AAUM (1)	28,924	28,332	27,871	27,388	25,862
Yield on average assets under management "AAUM" (1)	4.38%	4.57%	4.32%	4.60%	4.47%
Total product net investment spread (1)	2.24%	2.41%	2.05%	2.26%	2.17%

Sales
FIA	831	795	590	767	668
Fixed rate annuities (MYGA)	114	126	107	263	280
Institutional spread based	100	—	100	92	105
Total annuity	1,045	921	797	1,122	1,053
Index universal life	11	11	9	10	8
Flow reinsurance	122	122	108	104	60
Total Sales	$1,178	$1,054	$914	$1,236	$1,121
(1) Refer to "Non-GAAP Financial Measures Definitions"

FGL HOLDINGS
Financial Supplement - March 31, 2020
(All periods are unaudited)

FGL HOLDINGS
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except per share data)

	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Investments:
Fixed maturity securities, available-for-sale, at fair value (amortized cost: March 31, 2020 - $22,836; December 31, 2019 - $22,914 and allowance for expected credit losses: March 31, 2020 - $44; December 31, 2019 - $0)	$21,140	$23,726	$23,907	$23,362	$21,605
Equity securities, at fair value (cost: March 31, 2020 - $1,052; December 31, 2019 - $1,069)	915	1,071	1,097	1,144	1,171
Derivative investments, at fair value	188	587	454	383	305
Mortgage loans (allowance for expected credit losses: March 31, 2020 - $12; December 31, 2019 - $0)	1,769	1,267	836	760	674
Other invested assets	1,491	1,303	1,078	1,030	755
Total investments	25,503	27,954	27,372	26,679	24,510
Cash and cash equivalents	776	969	990	772	1,357
Accrued investment income	251	228	246	232	238
Funds withheld for reinsurance receivables, at fair value	2,050	2,172	2,045	1,922	837
Reinsurance recoverable (allowance for expected credit losses: March 31, 2020 - $22; December 31, 2019 - $0)	3,186	3,213	3,250	3,264	3,113
Intangibles, net	2,029	1,455	1,397	1,421	1,421
Deferred tax assets, net	264	61	92	150	283
Goodwill	467	467	467	467	467
Other assets	211	195	258	191	220
Total assets	$34,737	$36,714	$36,117	$35,098	$32,446

FGL HOLDINGS
Financial Supplement - March 31, 2020
(All periods are unaudited)

	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
LIABILITIES AND SHAREHOLDERS' EQUITY
Contractholder funds (a)	$26,226	$25,684	$25,355	$24,828	$23,881
Future policy benefits, including $1,904 and $1,953 at fair value at March 31, 2020 and December 31, 2019, respectively (b)	5,658	5,735	5,714	5,641	4,677
Funds withheld for reinsurance liabilities	821	831	838	839	653
Liability for policy and contract claims (c)	73	71	63	66	70
Debt	543	542	542	542	541
Revolving credit facility	—	—	15	—	—
Other liabilities	944	1,108	1,015	922	873
Total liabilities	34,265	33,971	33,542	32,838	30,695

Shareholders' equity:
Preferred stock ($.0001 par value, 100,000,000 shares authorized, 437,841 and 429,789 shares issued and outstanding at March 31, 2020 and December 31, 2019, respectively)	—	—	—	—	—
Common stock ($.0001 par value, 800,000,000 shares authorized, 221,972,605 and 221,807,598 issued and outstanding at March 31, 2020 and December 31, 2019, respectively	—	—	—	—	—
Additional paid-in capital	2,041	2,031	2,022	2,014	2,007
Retained earnings (Accumulated deficit)	(72)	300	85	30	(6)
Accumulated other comprehensive income (loss)	(1,428)	481	520	251	(216)
Treasury stock, at cost (8,652,400 shares at March 31, 2020 and December 31, 2019)	(69)	(69)	(52)	(35)	(34)
Total shareholders' equity	472	2,743	2,575	2,260	1,751
Total liabilities and shareholders' equity	$34,737	$36,714	$36,117	$35,098	$32,446

Equity attributable to preferred shareholders (1)	$446	$438	$430	$422	$414
(1) Refer to "Non-GAAP Financial Measures Definitions"
(a) Contractholder funds include amounts on deposit for annuity and universal life contracts plus the fair value of future index credits and guarantees on our FIA and IUL products.
(b) Future policy benefits include the present value of future benefits on our traditional life insurance products, life contingent SPIA contracts, long-term care block and unaffiliated third party reinsurance assumed.
(c) Liability for policy and contract claims represents policyholder pending claims.

FGL HOLDINGS
Financial Supplement - March 31, 2020
(All periods are unaudited)
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three months ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Revenues:
Traditional life insurance premiums	$6	$6	$5	$7	$8
Life contingent immediate annuity	4	1	4	1	8
Net investment income alternative investments	25	37	282	21	9
Net investment income fixed income and other investments	292	287	19	294	280
Net investment gains (losses)	(692)	196	103	135	240
Surrender charges	6	7	7	8	8
Cost of insurance fees and other income	24	29	35	29	47
Total revenues	(335)	563	455	495	600
Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	17	18	19	22	18
Life contingent immediate annuity benefits and changes in future policy benefits	21	6	20	15	5
Interest sensitive and index product benefits and changes in future policy benefits	(79)	95	292	231	316
General expenses	73	59	26	44	31
Acquisition expenses	128	134	97	207	103
Deferred acquisition costs ("DAC")	(105)	(102)	(75)	(104)	(90)
Amortization of intangibles	(61)	72	12	13	29
Total benefits and expenses	(6)	282	391	428	412
Operating income (loss)	(329)	281	64	67	188
Interest expense	(8)	(8)	(8)	(8)	(8)
Income (loss) before income taxes	(337)	273	56	59	180
Income tax (expense) benefit	(1)	(48)	9	(13)	(9)
Net income (loss)	$(338)	$225	$65	$46	$171
Less Preferred stock dividend	8	8	7	8	8
Net income (loss) available to common shareholders	$(346)	$217	$58	$38	$163

Net income (loss) per common share:
Basic	$(1.62)	$1.02	$0.26	$0.17	$0.74
Diluted	$(1.62)	$1.02	$0.26	$0.17	$0.74
Weighted average common shares used in computing net income (loss) per common share:
Basic (millions)	213.16	213.17	216.44	217.19	219.65
Diluted (millions)	213.16	213.56	216.54	217.26	219.68

FGL HOLDINGS
Financial Supplement - March 31, 2020
(All periods are unaudited)

Reconciliation from Net Income (Loss) to AOI (1)

	Three months ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Net income (loss)	$(338)	$225	$65	$46	$171
Adjustments to arrive at AOI:
Effect of investment losses (gains), net of offsets (a)	133	(34)	(44)	(22)	(70)
Impacts related to changes in the fair values of FIA related derivatives and embedded derivatives, net of hedging cost and offsets, and the fair value accounting impacts of assumed reinsurance by our international subsidiaries (a)	287	(134)	63	69	(17)
Effect of change in fair value of reinsurance related embedded derivative, net of offsets (a)	(39)	—	18	(10)	19
Effect of integration, merger related & other non-operating items	34	11	(6)	(3)	(3)
Tax impact of adjusting items	(36)	34	(10)	(7)	(10)
AOI	$41	$102	$86	$73	$90
Dividends on preferred stock	(8)	(8)	(7)	(8)	(8)
AOI available to common shareholders	$33	$94	$79	$65	$82

Per diluted common share:
Net income (loss) available to common shareholders	$(1.62)	$1.02	$0.26	$0.17	$0.74
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets (a)	0.62	(0.16)	(0.20)	(0.10)	(0.32)
Impacts related to changes in the fair values of FIA related derivatives and embedded derivatives, net of hedging cost and offsets, and the fair value accounting impacts of assumed reinsurance by our international subsidiaries (a)	1.35	(0.63)	0.29	0.32	(0.08)
Effect of change in fair value of reinsurance related embedded derivative, net of offsets (a)	(0.18)	—	0.08	(0.05)	0.09
Effect of integration, merger related & other non-operating items	0.16	0.05	(0.03)	(0.01)	(0.01)
Tax impact of adjusting items	(0.18)	0.16	(0.04)	(0.03)	(0.05)
AOI available to common shareholders per diluted share	$0.15	$0.44	$0.36	$0.30	$0.37
(1)Refer to "Non-GAAP Financial Measures Definitions"
(a) Amounts are net of offsets related to value of business acquired ("VOBA"), deferred acquisition cost ("DAC"), deferred sale inducement ("DSI"), unearned revenue ("UREV") amortization and cost of reinsurance, as applicable.

FGL HOLDINGS
Financial Supplement - March 31, 2020
(All periods are unaudited)
Adjusted Operating Income Statement (1)

	Three months ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions)
Revenues:
Premiums	$10	7	9	8	$16
Net investment income	317	324	301	315	289
Net investment gains (losses) (a)	(34)	23	5	11	19
Insurance and investment product fees and other (b)	43	37	40	40	47
Total revenues	336	391	355	374	371

Benefits and expenses:
Benefits and other changes in policy reserves (c)	161	151	175	93	178
Acquisition and operating expenses, net of deferrals (d)	63	80	54	150	47
Amortization of intangibles (e)	26	36	31	30	29
Total benefits and expenses	250	267	260	273	254

Adjusted operating income before interest and taxes (1)	86	124	95	101	117
Interest expense	(8)	(8)	(8)	(8)	(8)
Adjusted operating income before taxes (1)	78	116	87	93	109
Income tax expense	(37)	(14)	(1)	(20)	(19)
Adjusted operating income (1)	41	102	86	73	90
Less Preferred stock dividend	(8)	(8)	(7)	(8)	(8)
Adjusted operating income available to common shareholders (1)	$33	$94	$79	$65	$82

(1)Refer to "Non-GAAP Financial Measures Definitions"
(a) Net investment gains (losses): includes the effect of net investment gains (losses) including changes in allowance for expected credit losses and OTTI, changes in fair values of FIA related derivatives and embedded derivatives, and net investment gains include the change in fair value of the reinsurance related embedded derivative, net of hedging costs.
(b) Insurance and investment product fees and other: includes the effect of cost of reinsurance and contract fee termination.
(c) Benefits and other changes in policy reserves: includes the effects of the changes in fair values of FIA embedded derivatives and the fair value impacts of assumed reinsurance by our international subsidiaries.
(d) Acquisition and operating expenses, net of deferrals: includes the effects of integration, merger related and other non-operating items.
(e) Amortization of intangibles includes the impact on DAC, VOBA, and DSI of the adjustments above, as applicable.

FGL HOLDINGS
Financial Supplement - March 31, 2020
(All periods are unaudited)
Notable Items Included in Net Income (Loss) and AOI

Each quarterly reporting period, we identify notable items that help explain the trends in our Net income (loss) and AOI. The amounts below are included in disclosures within the Company's earnings releases to explain our Net income (loss) and AOI results as we believe these items provide further clarity to the financial performance of the business.

	Three months ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions)
Net income (loss) available to common shareholders	$(346)	$217	$58	$38	$163

AOI available to common shareholders	$33	$94	$79	$65	$82
Notable Items (Not Trendable) Included within AOI and Net income (loss) [(unfavorable)/favorable]
Project expenses (a)	(2)	(10)	—	(11)	(2)
Single premium immediate annuities ("SPIA") mortality & other reserve adjustments (b)	(5)	15	(2)	3	14
Assumption review & DAC, VOBA, DSI and cost of reinsurance unlocking (c)	—	4	7	—	—
Bond prepay income / other (d)	(25)	15	15	4	5
(a) Project related expenses.
(b) The release of annuity reserves associated with mortality of annuitants, which varies due to timing, volume and severity of experience, and other reserve adjustments.
(c) Reflects unlocking from updating our DAC, VOBA, DSI and cost of reinsurance amortization models for actual experience and equity market fluctuations. Also, annually in the 3rd calendar quarter, we complete our Annual Assumption Review & Unlocking process by adjusting our valuation assumptions to align with actual experience.
(d) Bond prepayment income, changes in tax valuation, and other allowances related to reinsurance and agent debt, reinsurance settlements and other net (unfavorable) favorable activity.

FGL HOLDINGS
Financial Supplement - March 31, 2020
(All periods are unaudited)
Capitalization

	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Capitalization:
Debt	$550	$550	$565	$550	$550
Total debt	550	550	565	550	550
Total shareholders' equity	472	2,743	2,575	2,260	1,751
Total capitalization	1,022	3,293	3,140	2,810	2,301
AOCI	(1,428)	481	520	251	(216)
Total capitalization excluding AOCI (1)	$2,450	$2,812	$2,620	$2,559	$2,517

Total shareholders' equity	472	2,743	2,575	2,260	1,751
Equity attributable to preferred shareholders	446	438	430	422	414
Common shareholders' equity	26	2,305	2,145	1,838	1,337
AOCI	(1,428)	481	520	251	(216)
Total common shareholders' equity excluding AOCI (1)	$1,454	$1,824	$1,625	$1,587	$1,553

Debt-to-Capital Ratios: (1)
Total Debt to Capitalization, excluding AOCI (1)	22.4%	19.6%	21.6%	21.5%	21.9%
Rating Agency Adjusted Debt to Capitalization, excluding AOCI (1)	31.6%	27.3%	29.8%	29.7%	30.1%

FGL HOLDINGS
Financial Supplement - March 31, 2020
(All periods are unaudited)
Reconciliation of Return on Equity (ROE) to Adjusted Operating ROE

	Twelve months ended
Reconciliation of the Twelve Month Rolling ROE to Adjusted Operating ROE	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Return on average common shareholders' equity (1)	(2.2)%	29.4%	7.5%	8.2%	10.3%
AOCI	0.1%	0.3%	(0.9)%	(2.2)%	(4.6)%
Return on average common shareholders' equity, excluding AOCI (1)	(2.1)%	29.7%	6.6%	6.0%	5.7%

Aggregate adjustments to arrive at AOI available to common shareholders (2)	18.9%	(9.7)%	12.7%	12.3%	12.2%
Adjusted Operating return on common shareholders' equity, excluding AOCI (1)	16.8%	20.0%	19.3%	18.3%	17.9%

	Three months ended
Reconciliation of Quarterly ROE to Adjusted Operating ROE	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Return on average common shareholders' equity (1)	(118.7)%	39.0%	11.6%	9.6%	71.6%
AOCI	34.3%	11.3%	2.8%	0.1%	(27.8)%
Return on average common shareholders' equity, excluding AOCI (1)	(84.4)%	50.3%	14.4%	9.7%	43.8%

Aggregate adjustments to arrive at AOI available to common shareholders (2)	92.5%	(28.5)%	5.3%	6.9%	(21.7)%
Adjusted Operating return on common shareholders' equity, excluding AOCI (1)	8.1%	21.8%	19.7%	16.6%	22.1%
(1) Refer to "Non-GAAP Financial Measures Definitions"
(2) Refer to "Reconciliation from Net Income (Loss) to AOI" for further details on individual adjustments

FGL HOLDINGS
Financial Supplement - March 31, 2020
(All periods are unaudited)

Financial Strength Ratings

	A.M. Best	Fitch	Moody's	S&P
Holding Company Ratings
FGL Holdings
Issuer Credit / Default Rating	Not Rated	BBB-	Ba3	BB+
Outlook		Positive	Positive	Positive
CF Bermuda Holdings Limited
Issuer Credit / Default Rating	Not Rated	BBB-	Ba2	BB+
Outlook		Positive	Positive	Positive
Fidelity & Guaranty Life Holdings, Inc.
Issuer Credit / Default Rating	bbb-	BBB-	Not Rated	BB+
Outlook	Stable	Positive		Positive
Senior Unsecured Notes	bbb-	BB+	Ba2	BB+
Outlook	Stable		Positive

Operating Subsidiary Ratings
Fidelity & Guaranty Life Insurance Company
Financial Strength Rating	A-	BBB+	Baa2	BBB+
Outlook	Stable	Positive	Positive	Positive
Fidelity & Guaranty Life Insurance Company of New York
Financial Strength Rating	A-	BBB+	Not Rated	BBB+
Outlook	Stable	Positive		Positive
F&G Reinsurance Ltd
Financial Strength Rating	A-	BBB-	Not Rated	Not Rated
Outlook	Stable	Positive
F&G Life Re Ltd
Financial Strength Rating	Not Rated	BBB-	Baa2	BBB+
Outlook		Positive	Positive	Positive
*Reflects current ratings and outlooks as of date of filing

FGL HOLDINGS
Financial Supplement - March 31, 2020
(All periods are unaudited)
Net Investment Spread Results

(Dollars in millions)	Three months ended
	March 31, 2020	March 31, 2019
	(Unaudited)	(Unaudited)
Yield AAUM (1)	4.38%	4.47%
Less: Interest credited and option cost	(2.14)%	(2.30)%
Total product net investment spread (1)	2.24%	2.17%

FIA net investment spread	3.05%	2.54%

Gross investment book yield - bonds purchased during the period (1)	4.56%	5.35%

Net investment book yield - bonds purchased during the period (1)	4.10%	4.93%

AAUM (1)	$28,924	$25,862
(1) Refer to "Non-GAAP Financial Measures Definitions"

Total Product Net Investment Spread
(Dollars in millions)	Three months ended
	March 31, 2020	March 31, 2019
	(Unaudited)	(Unaudited)
Net investment income	$317	$289
AAUM (1)	28,924	25,862
Yield	4.38%	4.47%

Interest credits, less DSI	$76	$67
Option & futures costs	60	62
Total interest credited and option costs	$136	$129
Average account value	25,453	22,435
Interest credited & option cost	2.14%	2.30%
Net investment spread (1)	2.24%	2.17%
(1) Refer to "Non-GAAP Financial Measures Definitions"

FGL HOLDINGS
Financial Supplement - March 31, 2020
(All periods are unaudited)

FIA Net Investment Spread
(Dollars in millions)	Three months ended
	March 31, 2020	March 31, 2019
	(Unaudited)	(Unaudited)
Net investment income	$216	$178
AAUM (1)	18,111	15,904
Yield	4.77%	4.48%

Interest credits, less DSI	$13	$13
Option & futures costs	60	62
Total interest credited and option costs	$73	$75
Average account value	17,065	15,474
Interest credited & option cost	1.72%	1.94%
Net investment spread (1)	3.05%	2.54%
(1) Refer to "Non-GAAP Financial Measures Definitions"

FGL HOLDINGS
Financial Supplement - March 31, 2020
(All periods are unaudited)

Annuity Account Balance Rollforward (a)

(Dollars in millions)	Three months ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Account balances at beginning of period:	$20,402	$20,052	$19,701	$19,191	$18,927
Net deposits	940	920	696	1,047	921
Premium and interest bonuses	17	19	16	16	16
Fixed interest credited and index credits	123	118	86	95	64
Guaranteed product rider fees	(31)	(32)	(27)	(27)	(26)
Surrenders, withdrawals, deaths, etc.	(452)	(675)	(420)	(436)	(711)
Reinsurance treaty cession	—	—	—	(185)	—
Account balance at end of period	$20,999	$20,402	$20,052	$19,701	$19,191
(a) The rollforward reflects the vested account balance of our fixed index annuities and fixed rate annuities, net of reinsurance.
Deferred Annuity Rider Reserve Summary

(Dollars in millions)	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Rider reserve	$267	$255	$244	$244	$227
Account value with rider reserves	11,207	10,922	10,621	10,365	9,924
Rider reserves as a percentage of account value with rider reserves	2.4%	2.3%	2.3%	2.3%	2.3%

FGL HOLDINGS
Financial Supplement - March 31, 2020
(All periods are unaudited)

Annuity Deposits by Product Type

	Three months ended
	March 31, 2020	March 31, 2019
	(Unaudited)	(Unaudited)
Product Type	(Dollars in millions)
Fixed Index Annuities:
Index Strategies	$764	$558
Fixed Strategy	63	81
	827	639

Fixed Rate Annuities:
Single-Year Rate Guaranteed	1	5
Multi-Year Rate Guaranteed	113	278
Total before coinsurance ceded	941	922
Coinsurance ceded	—	1
Net after coinsurance ceded	$941	$921

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Account Values (net of reinsurance) at March 31, 2020 (unaudited):

	Surrender Charge			Net Account Value
	(Unaudited)
Product Type	Avg. Years at Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in millions	%
Fixed Index Annuities	11	6	8%	$17,324	83%
Single-Year Rate Guaranteed	10	1	1%	286	1%
Multi-Year Rate Guaranteed	5	3	7%	3,389	16%
Total				$20,999	100%

FGL HOLDINGS
Financial Supplement - March 31, 2020
(All periods are unaudited)

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Unaudited)
	(Dollars in millions)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$397	$2,290
0.0% < 2.0%	15	63
2.0% < 4.0%	19	424
4.0% < 6.0%	299	1,459
6.0% < 8.0%	1,246	2,142
8.0% < 10.0%	1,692	3,972
10.0% or greater	7	6,974
	$3,675	$17,324

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Unaudited)
	(Dollars in millions)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of surrender charge	$2,535	—%
2020	473	3%
2021-2023	3,793	6%
2024-2025	3,192	7%
2026-2027	3,614	9%
Thereafter	7,392	11%
	$20,999	8%

FGL HOLDINGS
Financial Supplement - March 31, 2020
(All periods are unaudited)

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Unaudited)
	(Dollars in millions)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$503	$1,291
0.0% - 1.0%	198	1,413
1.0% - 2.0%	715	35
2.0% - 3.0%	2,259	2
Allocated to index strategies	—	14,583
	$3,675	$17,324

FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Monthly Average, Point to Point and Gain Trigger Strategies with Cap

	Minimum Guaranteed Cap
	(Unaudited)
	1%	2%	3%	5%	6%
Current Cap	(Dollars in millions)
At minimum	$9	$—	$1,615	$504	$5
2-3%	1,787	—	—	—	—
3-4%	924	—	216	—	—
4-5%	561	—	146	—	—
5-6%	387	5	29	—	—
6-7%	152	7	31	—	3
7% +	126	86	208	—	58
Total:	$3,946	$98	$2,245	$504	$66

FGL HOLDINGS
Financial Supplement - March 31, 2020
(All periods are unaudited)

Monthly Point-to-Point with Cap

Minimum Guaranteed Cap 1%
(Unaudited)
Current Cap	(Dollars in millions)
At minimum	$2,490
1% to 2%	2,343
2% to 3%	376
3% +	71
Total:	$5,280

3 Year Step Forward with Cap

	Minimum Guaranteed Cap 2%	Minimum Guaranteed Cap 5%
	(Unaudited)
Current Cap	(Dollars in millions)
At minimum	$—	$16
2% to 5%	—	—
5% to 7%	15	43
7% to 9%	—	36
9% to 11%	—	13
11% to 13%	—	7
Total:	$15	$115
There is an additional $307 million Account Value allocated to strategies not listed above. Of this $307 million, $14 million is at the guaranteed rates.

FGL HOLDINGS
Financial Supplement - March 31, 2020
(All periods are unaudited)
Summary of Invested Assets by Asset Class

(Dollars in millions)	March 31, 2020			December 31, 2019
	(Unaudited)			(Unaudited)
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Fixed maturity securities, available for sale:
United States Government full faith and credit	$40	$43	—%	$33	$34	—%
United States Government sponsored entities	129	124	—%	133	134	—%
United States municipalities, states and territories	1,270	1,318	5%	1,284	1,343	5%
Foreign Governments	135	141	1%	138	155	1%
Corporate securities:
Finance, insurance and real estate	3,986	4,033	16%	4,038	4,234	15%
Manufacturing, construction and mining	736	684	3%	739	771	3%
Utilities, energy and related sectors	2,326	2,049	8%	2,345	2,452	9%
Wholesale/retail trade	1,563	1,432	6%	1,576	1,617	6%
Services, media and other	2,287	2,253	9%	2,353	2,523	9%
Hybrid securities	976	891	3%	983	1,027	4%
Non-agency residential mortgage-backed securities	755	746	3%	784	820	3%
Commercial mortgage-backed securities	2,848	2,481	10%	2,788	2,922	10%
Asset-backed securities	1,681	1,529	6%	1,774	1,813	6%
CLO securities	4,104	3,416	13%	3,946	3,881	14%
Alternative investments	1,156	1,107	4%	1,084	1,077	4%
Equity securities	967	874	3%	999	1,002	4%
Commercial mortgage loans	488	507	2%	422	435	2%
Residential mortgage loans	1,293	1,297	5%	845	848	3%
Other (primarily derivatives and limited partnerships)	806	601	2%	628	867	3%
Short term investments	—	—	—%	—	—	—%
Total (a)	$27,546	$25,526	100%	$26,892	$27,955	100%
(a) Asset duration, including cash and cash equivalents, of 6.35 years and 6.63 years vs. liability duration of 6.79 years and 6.8 years for the periods ending March 31, 2020 and December 31, 2019, respectively.

FGL HOLDINGS
Financial Supplement - March 31, 2020
(All periods are unaudited)
Credit Quality of Fixed Maturity Securities at March 31, 2020 (unaudited)

NAIC Designation	Fair Value	Percent
	(Dollars in millions)
1	$11,704	56%
2	8,198	39%
3	881	4%
4	283	1%
5	74	—%
6	—	—%
	$21,140	100%

Rating Agency Rating	Fair Value	Percent
	(Dollars in millions)
AAA	$519	2%
AA	1,430	7%
A	6,153	29%
BBB	7,331	35%
Not rated	4,019	19%
Total investment grade	19,452	92%
BB	1,156	6%
B and below	431	2%
Not rated	101	—%
Total below investment grade	1,688	8%
	$21,140	100%

FGL HOLDINGS
Financial Supplement - March 31, 2020
(All periods are unaudited)
Summary of Residential Mortgage Backed Securities by Collateral Type and NAIC Designation

	March 31, 2020
	(Unaudited)
Collateral Type	Amortized Cost	Fair Value
	(Dollars in millions)
Total by collateral type
Government agency	$123	$109
Prime	557	566
Subprime	76	72
Alt-A	129	124
	$885	$871
Total by NAIC designation
1	$826	$820
2	45	41
3	1	1
4	13	9
5	—	—
	$885	$871

FGL HOLDINGS
Financial Supplement - March 31, 2020
(All periods are unaudited)
Top 10 Holdings by Issuers

(Dollars in millions)	March 31, 2020
	(Unaudited)
Issuer (a):	Fair Value	Percentage of Total Invested Assets
HP Enterprise Co	$123	0.5%
HSBC Holdings	117	0.5%
Metropolitan Transportation Authority (NY)	113	0.4%
Verizon Communications Inc.	108	0.4%
Prudential Financial Inc	106	0.4%
AT&T Inc.	103	0.4%
Nationwide Mutual Insurance Company	102	0.4%
CVI CVF III Master Fund II	102	0.4%
Electricite De France	99	0.4%
Blackstone Div Alt	97	0.4%
(a) Issuers excluding U.S. Governmental securities.

FGL HOLDINGS
Financial Supplement - March 31, 2020
(All periods are unaudited)
Reinsurance Counterparty Risk Top 5 Reinsurers

(Dollars in millions)		(Unaudited)
		Financial Strength Rating
Parent Company/Principal Reinsurers	Reinsurance Recoverable (a)	AM Best	S&P	Moody's	Fitch
Wilton Re	$1,507	A+	Not Rated	Not Rated	A+
Kubera Insurance (SAC) Ltd	835	Not Rated	Not Rated	Not Rated	Not Rated
Security Life of Denver	155	Not Rated	A+	A3	A
Hannover Re	130	A+	AA-	Not Rated	Not Rated
London Life	106	A+	Not Rated	Not Rated	Not Rated
(a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.

FGL HOLDINGS
Financial Supplement - March 31, 2020
(All periods are unaudited)
Shareholder Information

Corporate Offices:
FGL Holdings
Boundary Hall, Cricket Square, 4th Floor
Grand Cayman KY1-1102
Cayman Islands

Investor Contact:
Jon Bayer
Investors@fglife.com
(410) 487-8898

Common stock and Dividend Information:
NYSE symbol: "FG"

	High	Low	Close	Dividend Declared
2020 (Unaudited)
First Quarter	$12.46	$8.14	$9.80	$0.01

Transfer Agent
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Phone: (212) 509-4000
http://www.continentalstock.com

FGL HOLDINGS
Financial Supplement - March 31, 2020
(unaudited)
NON-GAAP FINANCIAL MEASURES DEFINITIONS
The following represents the definitions of non-GAAP measures used by the FGL Holdings.
Adjusted Operating Income (AOI)
AOI is a non-GAAP economic measure we use to evaluate financial performance each period. AOI is calculated by adjusting net income (loss) to eliminate:
(i) the impact of net investment gains/losses, including changes in allowance for expected credit losses and other than temporary impairment ("OTTI") losses recognized in operations, but excluding realized gains and losses on derivatives hedging our indexed annuity policies,
(ii) the impacts related to changes in the fair values of FIA related derivatives and embedded derivatives, net of hedging cost, and the fair value accounting impacts of assumed reinsurance by our international subsidiaries,
(iii) the tax effect of affiliated reinsurance embedded derivative,
(iv) the effect of change in fair value of the reinsurance related embedded derivative, and
(v) the effect of integration, merger related & other non-operating items.

Adjustments to AOI are net of the corresponding impact on amortization of intangibles, as appropriate. The income tax impact related to these adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. While these adjustments are an integral part of the overall performance of the Company, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations.

AOI Available to Common Shareholders
AOI available to common shareholders is a non-GAAP economic measure we use to evaluate financial performance attributable to our common shareholders each period. AOI available to common shareholders is calculated by adjusting net income (loss) available to common shareholders to eliminate the same items as described in the AOI paragraph above. While these adjustments are an integral part of the overall performance of the Company, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, Management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations.
Common Shareholders’ Equity
Common Shareholders’ Equity is based on Total Shareholders’ Equity excluding Equity Available to Preferred Shareholders. Management considers this to be a useful measure internally and to investors to assess the level of equity that is attributable common stock holders.

Common Shareholders’ Equity Excluding AOCI
Common Shareholders’ Equity Excluding AOCI is based on Common Shareholders' Equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on common equity.
Equity Attributable to Preferred Shareholders
Equity attributable to preferred shareholders is equal to the product of (a) the number of preferred shares outstanding plus share dividends declared but not yet issued and (b) the original liquidation preference amount per share. Management considers this non-GAAP measure to provide useful information internally and to investors and analysts to assess the level of equity that is attributable to preferred stock holders.

FGL HOLDINGS
Financial Supplement - March 31, 2020
(unaudited)
Total Capitalization Excluding AOCI
Total Capitalization Excluding AOCI is based on shareholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess the capital position of the Company.
GAAP Book Value per Common Share (including and excluding AOCI)
GAAP Book Value per Common Share including and excluding AOCI is calculated as Common Shareholders’ Equity and Common Shareholders Equity Excluding AOCI divided by the total number of shares of common stock outstanding. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of the Company.
Statutory Book Value per Common Share (including and excluding Interest maintenance reserve ("IMR") and asset valuation reserve ("AVR"))
Statutory Book Value per Common Share including IMR and AVR is calculated as Fidelity & Guaranty Life Insurance Company ("FGL Insurance")’s statutory basis capital and surplus plus the international insurance entities’ common shareholder’s equity and related distributable capital, excluding AOCI divided by the total number of shares of common stock outstanding at FGL Holdings. Statutory Book Value per Common Share excluding IMR and AVR is calculated as FGL Insurance’s statutory basis capital and surplus excluding IMR and AVR plus the international insurance entities’ common shareholder’s equity and related distributable capital, excluding AOCI, divided by the total number of shares of common stock outstanding at FGL Holdings. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of our primary insurance entities.
Return on Average Common Shareholders’ Equity
Return on Average Common Shareholders' Equity is calculated by dividing net income (loss) available to common shareholders by total average Common Shareholders’ Equity. Average Common Shareholders Equity for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity is calculated using the beginning and ending Common Shareholders’ Equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to December 1, 2017. The rolling average will be updated from the merger date forward to use available historical data points until 5 historical data points are available. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this to be a useful measure internally and for investors and analysts to assess the level of return driven by the Company that is attributable to common shareholders.
Return on Average Common Shareholders Equity Excluding AOCI
Return on Average Common Shareholders' Equity Excluding AOCI is calculated by dividing net income (loss) available to common shareholders by total average Common Shareholders’ Equity Excluding AOCI. Average Common Shareholders Equity Excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity Excluding AOCI is calculated using the beginning and ending Common Shareholders’ Equity, excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to December 1, 2017. The rolling average will be updated from the merger date forward to use available historical data points until 5 historical data points are available. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this to be a useful measure internally and for investors and analysts to assess the level of return driven by the Company that is attributable to common shareholders.

FGL HOLDINGS
Financial Supplement - March 31, 2020
(unaudited)
Adjusted Operating Return on Average Common Shareholders’ Equity Excluding AOCI
Adjusted Operating Return on Common Shareholders’ Equity Excluding AOCI is calculated by dividing AOI Available to Common Shareholders’ by total average Common Shareholders’ Equity Excluding AOCI. Average Common Shareholders’ Equity Excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity is calculated using the beginning and ending Common Shareholders Equity, Excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to December 1, 2017. The rolling average will be updated from the merger date forward to use available historical data points until 5 historical data points are available. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of adjusted earned return on common equity.
Debt-to-Capital excluding AOCI
Debt-to-capital ratio is computed by dividing total debt by total capitalization excluding AOCI. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position.
Rating Agency Adjusted Debt to Capitalization, excluding AOCI
Rating Agency Adjusted Debt to Capitalization, excluding AOCI is computed by dividing the sum of total debt and 50% Equity Available to Preferred Shareholders by total capitalization excluding AOCI less a 50% credit for Equity Available to Preferred Shareholders. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position.
Average Assets Under Management (AAUM)
AAUM is calculated as the sum of:
(i) total invested assets at amortized cost, excluding derivatives;
(ii) related party loans and investments;
(iii) accrued investment income;
(iv) funds withheld at fair value;
(v) the net payable/receivable for the purchase/sale of investments, and
(iv) cash and cash equivalents, excluding derivative collateral, at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one.
Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment.
Yield on AAUM
Yield on AAUM is calculated by dividing annualized net investment income by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.
Net Investment Spread
Net investment spread is the excess of net investment income earned over the sum of interest credited to policyholders and the cost of hedging our risk on FIA policies. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the performance of the Company’s invested assets against the level of investment return provided to policyholders, inclusive of hedging costs.
Investment Book Yield
Investment book yield on bonds purchased during the period excludes yield on short-term treasuries and cash and cash equivalents. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return on the Company’s income generating invested assets.

FGL HOLDINGS
Financial Supplement - March 31, 2020
(unaudited)
Research Analyst Coverage

Daniel Bergman
Citi Research
(212) 816-2132
Daniel.bergman@citi.com

Andrew Kligerman
Credit Suisse
(212) 325-5069
andrew.kligerman@credit-suisse.com

Alex Scott
Goldman Sachs
(917) 343-7160
alex.scott@gs.com

Pablo Singzon
J.P. Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com

Mark A. Dwelle
RBC Capital Markets
(804) 782-4008
mark.dwelle@rbccm.com

John Barnidge
Sandler O'Neill + Partners
(312) 281-3412
jbarnidge@sandleroneill.com

John Nadel
UBS Research
(212) 713-4299
john.nadel@ubs.com